UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2026

TREACE MEDICAL CONCEPTS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40355	47-1052611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Palmetto Park Place

Ponte Vedra, Florida 32081

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (904) 373-5940

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TMCI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information contained in Item 7.01 of this Current Report on Form 8-K under the heading “Preliminary, Unaudited First Quarter Outlook” is incorporated by reference into this Item 2.02. For the avoidance of doubt, no other information contained in Item 7.01 is incorporated by reference into this Item 2.02.

The information provided in Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the close of business on April 8, 2026, Gaetano M. Guglielmino, Chief Commercial Officer of Treace Medical Concepts, Inc. (the “Company”), will depart from the Company. The Company does not plan to fill the Chief Commercial Officer role. Instead, Mr. Guglielmino’s responsibilities will be assumed by existing employees, and the Senior Vice President, Sales will now report directly to the Chief Executive Officer, John T. Treace. Mr. Guglielmino’s departure from the Company is not the result of any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In order to assist with the transition of his responsibilities, Mr. Guglielmino entered into a Consulting Services Agreement with the Company, effective as of April 9, 2026, that provides, among other things, that Mr. Guglielmino will serve as an independent consultant to the Company through January 31, 2027. During the term of the Consulting Services Agreement, Mr. Guglielmino will receive (1) a monthly fee of $36,666.67, (2) payment of his COBRA premiums, (3) a pro-rated annual target bonus, based on the number of days that he served as an employee during 2026, payable at the same time annual bonuses are paid generally to the Company’s employees, (4) payment for rent on his apartment in Ponte Vedra until such time that the lease is assigned to the Company, and (5) continued vesting in previously-granted equity awards in accordance with the terms of such equity awards. Mr. Guglielmino also signed a release of claims in favor of the Company and a written attestation that his confidentiality, nonsolicitation and noncompetition agreement is in effect and enforceable.

The foregoing description of the Consulting Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Services Agreement, which the Company expects to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended March 31, 2026.

Item 7.01. Regulation FD Disclosure.

Preliminary, Unaudited First Quarter Outlook

The Company is announcing the following unaudited preliminary estimated results for the three months ended March 31, 2026:

•
Preliminary revenue is expected to be in the range of $47.0 million to $47.2 million.
•
Preliminary cash, cash equivalents, and marketable securities total is expected to be approximately $51.9 million as of March 31, 2026. This represents an increase of approximately $3.5 million from the Company’s balance of $48.4 million as of December 31, 2025 and compares to an increase of approximately $0.4 million in the first quarter of 2025.

The unaudited financial information presented above is based on preliminary estimates as of the date hereof and is subject to the completion of the Company’s financial closing procedures and any adjustments that may result in connection with the Company’s financial closing procedures and finalization of the Company’s financial statements for the first quarter of 2026.

2026 Financial Outlook

The Company is updating its full-year 2026 revenue guidance to $202 million to $212 million. This compares to previous full-year guidance of $200 million to $212 million.

The Company’s updated full-year 2026 guidance reflects continued case volume growth, offset by previously disclosed headwinds from demand driven product and price mix shift within the Company’s expanded bunion portfolio.

The information provided in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, the Company’s: preliminary first quarter 2026 revenue and cash balance results, and its updated 2026 full-year guidance. Forward-looking statements are based on management’s current assumptions and expectations of future events and trends, which affect or may affect the Company’s business, strategy, operations or financial performance, and actual results and other events may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Factors that could cause actual results or other events to differ materially from those contemplated in this press release can be found in the Risk Factors section of the Company’s public filings with the Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 27, 2026. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements speak only as of their date and, except to the extent required by law, the Company undertakes no obligation to update these statements, whether as a result of any new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREACE MEDICAL CONCEPTS, INC.

Date: April 9, 2026	By:	/s/ Mark L. Hair
Mark L. Hair
Chief Financial Officer